SELIGMAN
----------
    GROWTH
FUND, INC.

                                 MID-YEAR REPORT
                                  JUNE 30, 1999

                                   ---- 0 ----

                               SEEKING LONGER-TERM
                               GROWTH OF CAPITAL
                             VALUE AND AN INCREASE
                                IN FUTURE INCOME



                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.

TIMES CHANGE...

----------------------

[PHOTO]

JAMES, JESSE, AND
JOSEPH SELIGMAN, 1870

----------------------

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 135 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that investment companies could have in building wealth for individual investors and began managing its first mutual fund in 1930. In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.


 ...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman into the new millennium.




TABLE OF CONTENTS
To the Shareholders ...........................       1
Interview With Your Portfolio Manager .........       2
Performance Overview ..........................       4
Portfolio Overview ............................       6
Portfolio of Investments ......................       8
Statement of Assets and Liabilities ...........       9
Statement of Operations .......................      10


Statements of Changes in Net Assets ...........      11
Notes to Financial Statements .................      12
Financial Highlights ..........................      15
Report of Independent Auditors ................      17
Board of Directors ............................      18
Executive Officers AND For More Information ...      19
Glossary of Financial Terms ...................      20

TO THE SHAREHOLDERS

During the first six months of 1999, Seligman Growth Fund posted a total return of 9.84% based on the net asset value of Class A shares. Over the same period, the Lipper Growth Funds Average returned 11.69% and the Russell 1000 Growth Index returned 10.45%. A discussion with your Portfolio Manager regarding the Fund's results begins on page 2.

The economic environment of the past six months has been supportive for common stocks. Inflation remained benign, corporate profits were strong, and the global economy continued to recover, which should begin to lift some of the pressure for world economic growth off the US. During this time, the US economy entered its ninth year of expansion, with the pace of growth remarkably strong.

The robust US economy, coupled with improved business prospects in most of the rest of the world, caused the Federal Reserve Board to announce in May that it was leaning toward a tighter monetary policy. Thus, market participants were not surprised when the Fed increased the federal funds rate by 25 basis points on June 30. However, markets did not expect the Fed to also announce that it was changing its bias from tightening to neutral. This news immediately pushed the Dow Jones Industrial Average 155 points higher and pushed the 30-year Treasury bond yield back below 6%. Since then, however, fears of additional interest rate hikes have surfaced, sending the market averages lower and the 30-year US Treasury bond yield above 6%.

We are optimistic regarding the outlook for common stocks and for the Fund. The US economy remains strong, the rest of the world is showing solid signs of recovery, and inflation appears to be under control.

As the millennium approaches, we have become concerned that the media's focus on the Year 2000 (Y2K) computer issue, and the fears that this attention may spark, will cause some investors to take actions that are not in their best long-term interests. In our view, the primary danger to investors is losing sight of their long-term financial goals, and altering their portfolios and asset allocations in an attempt to respond to the confusion surrounding this issue.

In the US, governments and businesses have committed substantial resources to this issue and, while there may be scattered inconveniences, we believe that the US will enter the year 2000 relatively seamlessly, and that much of the rest of the developed world is also well positioned to deal with the new millennium.

For the past several years, J. & W. Seligman & Co. Incorporated (Seligman), your Fund's manager, and Seligman Data Corp. (Seligman Data), your Fund's shareholder service agent, have been working to ensure that shareholders do not experience any Y2K-related inconveniences. We are pleased to report that the early start has paid off. During the spring of this year, Seligman and Seligman Data participated in Y2K testing conducted by the Securities Industry Association. These tests were completed without any Y2K-related problems on the part of Seligman or Seligman Data. Tests with key service providers were also conducted, all of which were successfully completed in a Y2K environment.

Thank you for your continued support of Seligman Growth Fund. We look forward to continuing to serve your investment needs for many years to come.

By order of the Board of Directors,



/s/William C. Morris
--------------------
William C. Morris
Chairman



                                 /s/Brian T. Zino
                                 ----------------
                                 Brian T. Zino
                                 President




August 6, 1999

INTERVIEW WITH YOUR PORTFOLIO MANAGER,

MARION S. SCHULTHEIS


Q: HOW DID SELIGMAN GROWTH FUND PERFORM DURING THE FIRST SIX MONTHS OF 1999?

A: For the six-month period ended June 30, 1999, Seligman Growth Fund posted a total return of 9.84% based on the net asset value of Class A shares. This compares to 11.69% for the Lipper Growth Funds Average and 10.45% for the Russell 1000 Growth Index.

Q: WHY DID THE FUND UNDERPERFORM RELATIVE TO ITS BENCHMARKS DURING THE PERIOD
   UNDER REVIEW?

A: The Fund's underperformance relative to its benchmarks was primarily the result of the Fund' s underweighting in the technology sector, which delivered particularly strong gains.

   At the beginning of the period, we had underweighted technology in an effort to shield the Fund somewhat from what we believed would be the adverse effects of Y2K-related spending patterns. Over the past two to three years, many software and hardware companies saw their earnings rise sharply as a result of increased spending on technology in an effort to correct Y2K issues.

   We believed that these high levels of spending resulted in unusually strong earnings reports in 1998. Earnings were expected to slow as Y2K issues were resolved. Therefore, we believed it would be difficult for these companies to meet growth expectations for 1999. The end result would be a slowdown, or a reversal, of the technology sector rally. However, technology stocks continued to hit new highs at least for the first four months of the fiscal year, and this hurt the Fund's relative returns.

Q: WHAT ECONOMIC AND MARKET FACTORS INFLUENCED THE FUND'S RESULTS DURING THE
   FIRST HALF OF ITS FISCAL YEAR?

A: The past six months have provided a supportive environment for equities. The global economy has shown solid signs of recovery, inflation has remained benign, and the Federal Reserve Board seems to be cautiously watching for signs of inflation, but is not overly aggressive. We believe that this positive environment will continue throughout the remainder of 1999.

Q: WHAT WAS YOUR INVESTMENT STRATEGY?

A: During the first half of fiscal 1999, the US economy entered its ninth year of expansion, with continued strong consumer demand and an increasingly healthy and supportive global outlook. In this environment, we overweighted capital goods because these companies, which have a great deal of international exposure, would likely benefit from the improving worldwide economy. We also overweighted the communica-

--------------------------------------------------------------------------------
[PHOTO]

GROWTH TEAM: (FROM LEFT) DAVID LEVY, SHEILA GRAYSON (ADMINISTRATIVE
ASSISTANT), (SEATED) MARION S. SCHULTHEIS (PORTFOLIO MANAGER); (NOT PICTURED) CRAIG CHODASH
--------------------------------------------------------------------------------

A TEAM APPROACH

Seligman Growth Fund is managed by the Seligman Growth Team, headed by Marion S. Schultheis. Ms. Schultheis is assisted in the management of the Fund by a group of seasoned professionals who are responsible for identifying those companies in specific industries that offer the greatest potential for growth, consistent with the Fund's objective.

INTERVIEW WITH YOUR PORTFOLIO MANAGER,

MARION S. SCHULTHEIS


   tions sector because global growth has driven demand for wireless,increased bandwidth, and Internet access.

   We underweighted technology during this time because we believed that these stocks would suffer a short-term setback just ahead of the year 2000. However, this has not proven to be the case, and we believe that we underestimated the technology sector's enormous capacity for growth in all types of environments.

   We are now increasing the Fund's weighting to this sector because we believe that it will be one of the greatest growth areas in the coming years. In particular, as Y2K becomes less of a concern, companies will likely focus their information technology budgets on creating infrastructure for e-commerce, installing software that will enable them to deal more effectively with their customers, and building Internet access for business-to-business transactions as a way of reducing costs.

   We underweighted health care during the period, which proved to be a beneficial decision for the Fund. Health care stocks underperformed during the first half of 1999 because of investor concerns that the government's plans to reform health care reimbursements will put pricing pressure on drugs and health care services.

   During the period, we increased the Fund's exposure to cyclical growth stocks in the energy sector and the capital goods sector. Since the beginning of the fiscal year, the market has broadened considerably to include cyclical stocks. We had expected that this would happen as a result of the improving global economic outlook. This broadening was certainly positive for the portfolio's results.

Q: WHAT INDUSTRIES AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD UNDER
   REVIEW?

A: The best-performing industry sectors of the Fund during the period were energy, communications, and utilities. The worst-performing sector was health care, but this affected performance only slightly since the Fund was underweighted in this area.

Q: WHAT IS YOUR OUTLOOK?

A: American business fundamentals remain strong and should gain additional support from rising worldwide demand. Therefore, we believe that corporate profits will grow and may even exceed expectations, despite higher interest rates. This, in addition to a benign inflation outlook, bodes well for common stocks.

   We believe that the Fund is well positioned to benefit from a continued strong economy in the US and from the global recovery. In addition, the actions that we have taken during the first half of the fiscal year -- to increase the Fund' s exposure to technology and international cyclical growth stocks -- should benefit the portfolio during the second half of the year.

PERFORMANCE OVERVIEW


INVESTMENT RESULTS PER SHARE


TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 1999

                                                                                                  AVERAGE ANNUAL
                                                                          ----------------------------------------------------------
                                                  CLASS C                                                     CLASS B       CLASS D
                                                   SINCE                                                      SINCE         SINCE
                                                 INCEPTION      SIX         ONE       FIVE         10       INCEPTION     INCEPTION
                                                 *5/27/99*    MONTHS*      YEAR       YEARS       YEARS      4/22/96       5/3/93
                                                 --------     -------      ----       -----       -----     ---------     ----------
CLASS A**
With Sales Charge                                    n/a       4.62%       17.45%     22.34%      16.04%         n/a         n/a
Without Sales Charge                                 n/a       9.84        23.38      23.54       16.60          n/a         n/a

CLASS B**
With CDSC+                                           n/a       4.38        17.25        n/a         n/a        21.98%        n/a
Without CDSC                                         n/a       9.38        22.25        n/a         n/a        22.59         n/a

CLASS C**
With Sales Charge and CDSC                          6.81%       n/a          n/a        n/a         n/a          n/a         n/a
Without Sales Charge and CDSC                       8.89        n/a          n/a        n/a         n/a          n/a         n/a

CLASS D**
With 1% CDSC                                         n/a       8.21        21.25        n/a         n/a          n/a         n/a
Without CDSC                                         n/a       9.21        22.25      22.38         n/a          n/a       17.87%

LIPPER GROWTH FUNDS AVERAGE***                      6.00o     11.69        18.84      23.03       16.60        22.31++     19.35+++

RUSSELL 1000 GROWTH INDEX***                        7.00o     10.45        27.27      29.65       19.80        29.66++     23.89+++



NET ASSET VALUE                                                                 CAPITAL GAIN INFORMATION
                                                                                FOR THE SIX MONTHS ENDED JUNE 30, 1999

                   JUNE 30, 1999  DECEMBER 31, 1998   JUNE 30, 1998
                   -------------  -----------------   -------------
CLASS A               $8.15            $7.42             $7.32                  REALIZED                 $0.863 oo
CLASS B                7.35             6.72              6.72                  UNREALIZED                2.355 ooo
CLASS C                7.35              n/a               n/a
CLASS D                7.35             6.73              6.72

   The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.


--------------------
  * Returns for periods of less than one year are not annualized.
 ** Return figures reflect any change in price per share and assume the investment of dividend and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class A shares reflect the effect of the service fee of up to 0.25% under the Administration, Shareholder Services and Distribution Plan after January 1, 1993, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
*** The Lipper Growth Funds Average excludes the effect of sales charges that may be incurred in connection with purchases or sales. The monthly performance is used in the Performance Overview. The Russell 1000 Growth Index is an unmanaged benchmark that assumes investment of dividends and excludes the effect of fees and sales charges. Investors cannot invest directly in an average or an index.
  + The CDSC is 5% for periods of one year or less, and 3% since inception.
 ++ From April 30, 1996.
+++ From April 30, 1993.
  o From May 31, 1999.
 oo Excludes $0.123 per share of net gain realized in November and December
    1998, payable in 1999.
ooo Represents the per share amount of net unrealized appreciation of portfolio securities as of June 30, 1999.

PERFORMANCE OVERVIEW

GROWTH OF AN ASSUMED $10,000 INVESTMENT


[The following tables represent charts in the printed piece.]


CLASS A SHARES

JUNE 30, 1989 TO JUNE 30, 1999

6/30/89  9533
        10953
        10865
        10289

6/30/90 11376
         9290
        10304
        12175

6/30/91 12085
        13058
        14266
        13978

6/30/92 13283
        14100
        15877
        15798

6/30/93 15299
        16669
        16861
        16252

6/30/94 15386
        16348
        16213
        16963

6/30/95 18213
        20035
        20830
        22266

6/30/96 23344
        24262
        25233
        24888

6/30/97 28425
        29676
        29802
        34654

6/30/98 35880
        32449
        40304
        41716

6/30/99 44269




CLASS B SHARES

APRIL 22, 1996+ TO JUNE 30, 1999

 4/22/96 10000
         10150
         10505

 6/30/96 10355
          9794
         10075
         10748
         10729
         11449

12/31/96 11145
         11815
         11733
         10962
         11409
         12018

 6/30/97 12485
         13439
         12464
         13012
         12545
         12957

12/31/97 13050
         13493
         14542
         15147
         15450
         14961

 6/30/98 15660
         15544
         13306
         14122
         15217
         16254

12/31/98 17504
         18025
         17478
         18077
         18390
         17869

 6/30/99 19145




CLASS C SHARES

MAY 27, 1999+ TO JUNE 30, 1999

5/27/99   9900
         10047
         10047
         10325
         10091
         10545
         10399
6/30/99  10780




CLASS D SHARES

MAY 3, 1993+ TO JUNE 30, 1999

5/3/93   10000
         10370
         10370
         10370

6/30/93  10265
         10176
         10723
         11146
         11129
         10829
         11240
         11562
         11369
         10724
         10574
         10574

6/30/94  10037
         10316
         10896
         10638
         10939
         10531
         10503
         10551
         10743
         10958
         11078
         11462

6/30/95  11726
         12349
         12397
         12877
         12877
         13212
         13339
         13716
         14092
         14227
         14603
         15114

6/30/96  14899
         14092
         14496
         15464
         15437
         16473
         16035
         16999
         16882
         15772
         16415
         17291

6/30/97  17963
         19335
         17934
         18722
         18050
         18173
         18777
         19414
         20922
         21794
         22230
         21526

6/30/98  22532
         22364
         19179
         20319
         21928
         23423
         25222
         25897
         25147
         26009
         26459
         25672

6/30/99  27546



These charts reflect the growth of a $10,000 investment for a 10-year period for Class A shares and since inception for Class B, Class C, and Class D shares, assuming that all distributions within the periods are invested in additional shares. Since the measured periods vary, the charts are plotted using different scales and are not comparable.


---------------
  *Net of the 4.75% or 1% maximum initial sales charge for Class A or Class C shares, respectively.
 **Excludes the effects of the 3% or 1% CDSC for Class B
   or Class C shares, respectively.
  +Inception date.

PORTFOLIO OVERVIEW

DIVERSIFICATION OF NET ASSETS
JUNE 30, 1999

                                                                                                         PERCENT OF NET ASSETS
                                                                                                       -------------------------
                                                                                                          JUNE 30,  DECEMBER 31,
                                                           ISSUES          COST               VALUE         1999       1998
                                                           ------     ------------       -------------    --------  ------------
COMMON STOCKS:
    Capital Goods .........................                    5      $ 97,206,922       $ 157,122,825      13.6          11.4
    Communications Services ...............                    2        43,545,796          60,628,456       5.3           8.3
    Consumer Cyclicals ....................                    6        52,729,582         102,503,025       8.9          12.0
    Consumer Staples ......................                    8       152,513,125         181,163,975      15.7          17.2
    Energy ................................                    3        43,854,258          50,458,100       4.4           0.4
    Financial Services ....................                    4        39,706,364          73,067,438       6.3           6.0
    Health Care ...........................                    6        94,701,011         131,025,325      11.4          16.7
    Technology ............................                   11       192,717,321         283,892,872      24.6          22.5
    Utilities .............................                    1        20,333,495          34,247,250       3.0           1.0
                                                           -----     -------------     ---------------     -----         -----
                                                              46       737,307,874       1,074,109,266      93.2          95.5
SHORT-TERM HOLDINGS AND
    OTHER ASSETS LESS LIABILITIES .........                    2        77,900,965          77,900,965       6.8           4.5
                                                           -----     -------------     ---------------     -----         -----
NET ASSETS ................................                   48      $815,208,839      $1,152,010,231     100.0         100.0
                                                           =====     =============     ===============     =====         =====


LARGEST INDUSTRIES
JUNE 30, 1999

[The following table represents a graph in the printed piece.]

                             Percent of
                             Net Assets
                             -----------
TECHNOLOGY                     24.6%           $283,892,872
CONSUMER STAPLES               15.7%           $181,163,975
CAPITAL GOODS                  13.6%           $157,122,825
HEALTH CARE                    11.4%           $131,025,325
CONSUMER CYCLICALS              8.9%           $102,503,025

PORTFOLIO OVERVIEW

LARGEST PORTFOLIO CHANGES
DURING PAST SIX MONTHS

                                         SHARES
                               --------------------------
                                                 HOLDINGS
ADDITIONS                      INCREASE          6/30/99
---------                      --------          --------
AlliedSignal .............      346,100          624,800
America Online ...........      166,100          166,100
Cendant ..................      936,100          936,100
Dell Computer ............      460,400          460,400
Enron ....................      236,900          236,900
Intel ....................      185,200          370,400(1)
McDonald's ...............      215,800          368,300(2)
Monsanto .................      415,800          415,800
Nokia (Finland) ..........      345,200          366,700(3)
Schlumberger .............      427,600          427,600


                                         SHARES
                               --------------------------
                                                 HOLDINGS
ADDITIONS                      INCREASE          6/30/99
---------                      --------          --------
American Home Products ...      262,500               --
Bristol-Myers Squibb .....      258,200          249,600(4)
Cardinal Health ..........      292,500               --
EMC ......................      284,400(5)            --
Interpublic Group
  of Companies ...........      284,400           90,600
Johnson & Johnson ........      250,000               --
Lucent Technologies ......      238,900(6)            --
Microsoft ................      145,200          531,600(7)
Motorola .................      258,800          142,500
SBC Communications .......      426,200               --

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

-------------------
(1) Includes 185,200 shares received as a result of a 2-for-1 stock split.
(2) Includes 152,500 shares received as a result of a 2-for-1 stock split.
(3) Includes 21,500 shares received as a result of a 2-for-1 stock split.
(4) Includes 253,900 shares received as a result of a 2-for-1 stock split.
(5) Includes 44,400 shares received as a result of a 2-for-1 stock split.
(6) Includes 77,900 shares received as a result of a 2-for-1 stock split.
(7) Includes 296,300 shares received as a result of a 2-for-1 stock split.




LARGEST PORTFOLIO HOLDINGS
JUNE 30, 1999

SECURITY                                       VALUE
--------                                    -----------
Tyco International                          $59,531,425
Microsoft                                    47,910,450
Cisco Systems                                40,028,484
AlliedSignal                                 39,362,400
General Electric                             38,646,000
Merck                                        35,964,000
Wal-Mart Stores                              34,257,500
AES                                          34,247,250
Philip Morris                                33,785,631
Nokia (Finland)                              33,575,969

PORTFOLIO OF INVESTMENTS
JUNE 30, 1999
                                    SHARES               VALUE
                                   --------           ------------
COMMON STOCKS  93.2%
CAPITAL GOODS  13.6%
AlliedSignal                        624,800           $ 39,362,400
General Dynamics                    156,000             10,686,000
General Electric                    342,000             38,646,000
Illinois Tool Works                 108,500              8,897,000
Tyco International                  628,300             59,531,425
                                                      ------------
                                                       157,122,825
                                                      ------------
COMMUNICATIONS SERVICES  5.3%
AT&T                                539,850             30,130,378
MCI WorldCom*                       354,500             30,498,078
                                                      ------------
                                                        60,628,456
                                                      ------------
CONSUMER CYCLICALS  8.9%
Cendant*                            936,100             19,190,050
Dayton Hudson                       208,300             13,539,500
Harley-Davidson                     248,200             13,495,875
Interpublic Group of Companies       90,600              7,848,225
Lowe's Companies                    250,000             14,171,875
Wal-Mart Stores                     710,000             34,257,500
                                                      ------------
                                                       102,503,025
                                                      ------------
CONSUMER STAPLES  15.7%
CBS*                                682,700             29,654,781
Coca-Cola                           339,000             21,187,500
Disney (Walt)                       325,300             10,023,306
McDonald's                          368,300             15,215,394
Monsanto                            415,800             16,398,113
Philip Morris                       840,700             33,785,631
Procter & Gamble                    249,800             22,294,650
Time Warner                         443,600             32,604,600
                                                      ------------
                                                       181,163,975
                                                      -------------
ENERGY  4.4%
Enron                               236,900             19,366,575
Schlumberger                        427,600             27,232,775
Transocean Offshore                 147,000              3,858,750
                                                      ------------
                                                        50,458,100
                                                      ------------
FINANCIAL SERVICES  6.3%
American International Group        272,600             31,911,238
Citigroup                           127,800              6,070,500
Fannie Mae                          140,000              9,572,500
Wells Fargo                         596,800             25,513,200
                                                      ------------
                                                        73,067,438
                                                      ------------

HEALTH CARE  11.4%
Bristol-Myers Squibb                249,600             17,581,200
Medtronic                           269,100             20,956,163
Merck                               486,000             35,964,000
Pfizer                              191,900             21,061,025
Schering-Plough                     236,500             12,534,500
Warner-Lambert                      330,500             22,928,437
                                                      ------------
                                                       131,025,325
                                                      ------------

                                   SHARES OR
                                   PRIN. AMT.             VALUE
                                   ----------         -------------
TECHNOLOGY  24.6%
America Online*                     166,100 shs.      $  18,354,050
Cisco Systems*                      621,500              40,028,484
Compuware*                          689,400              21,909,994
Dell Computer*                      460,400              17,020,412
Intel                               370,400              22,027,225
Microsoft*                          531,600              47,910,450
Motorola                            142,500              13,501,875
Nokia (Finland)                     366,700              33,575,969
Oracle Systems*                     409,500              15,202,688
Raytheon (Class A)                  453,300              31,221,038
Xerox                               391,800              23,140,687
                                                     --------------
                                                        283,892,872
                                                     --------------
UTILITIES  3.0%
AES*                                589,200              34,247,250
                                                     --------------

TOTAL COMMON STOCKS
(Cost $737,307,874)                                   1,074,109,266
                                                     --------------

FIXED TIME DEPOSITS  6.0%
Canadian Imperial Bank
  of Commerce,
  Grand Cayman,
  5.50%, 7/1/1999               $34,500,000              34,500,000
Republic National
  Bank of New York,
  Grand Cayman,
  5.375%, 7/1/1999               34,500,000              34,500,000
                                                     --------------
TOTAL FIXED TIME
  DEPOSITS
(Cost $69,000,000)                                       69,000,000
                                                     --------------
TOTAL INVESTMENTS  99.2%
(Cost $806,307,874)                                   1,143,109,266
OTHER ASSETS
  LESS LIABILITIES  0.8%                                  8,900,965
                                                     --------------
NET ASSETS  100.0%                                   $1,152,010,231
                                                     ==============
-----------
* Non-income producing security.
See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999

ASSETS:
Investments, at value:
    Common stocks (cost $737,307,874) ..........    $1,074,109,266
    Short-term holdings (cost $69,000,000) .....        69,000,000      $1,143,109,266
                                                    ---------------
Receivable for securities sold ....................................         11,004,720
Receivable for interest and dividends .............................          1,085,492
Receivable for Capital Stock sold .................................            625,389
Investment in, and expenses prepaid to,
  shareholder service agent .......................................            207,199
Other .............................................................             93,456
                                                                        --------------
TOTAL ASSETS ......................................................      1,156,125,522
                                                                        --------------
LIABILITIES:
Payable for Capital Stock repurchased .............................          1,384,663
Payable to custodian ..............................................            908,953
Accrued expenses and other ........................................          1,821,675
                                                                        --------------
TOTAL LIABILITIES .................................................          4,115,291
                                                                        --------------
NET ASSETS ........................................................     $1,152,010,231
                                                                        --------------
COMPOSITION OF NET ASSETS:
Capital Stock, at par ($1 par value;
 500,000,000 shares authorized;
 143,016,996 shares outstanding):
 Class A ..........................................................      $ 126,755,757
 Class B ..........................................................          8,187,458
 Class C ..........................................................            112,887
 Class D ..........................................................          7,960,894
Additional paid-in capital ........................................        531,664,327
Accumulated net investment loss ...................................           (566,942)
Undistributed net realized gain ...................................        141,094,585
Net unrealized appreciation of investments ........................        336,801,265
                                                                        --------------
NET ASSETS ........................................................     $1,152,010,231
                                                                        ==============
NET ASSET VALUE PER SHARE:
CLASS A ($1,032,513,243 / 126,755,757 shares) .....................              $8.15
                                                                                ======
CLASS B ($60,182,419 / 8,187,458 shares) ..........................              $7.35
                                                                                ======
CLASS C ($829,837 / 112,887 shares) ...............................              $7.35
                                                                                ======
CLASS D ($58,484,732 / 7,960,894 shares) ..........................              $7.35
                                                                                ======


-----------
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999

INVESTMENT INCOME:
Dividends ......................................       $ 4,371,582
Interest .......................................         1,696,907
                                                       -----------
TOTAL INVESTMENT INCOME                                                    $ 6,068,489
EXPENSES:
Management fee ....................................................          3,677,689
Distribution and service fees .....................................          1,614,080
Shareholder account services ......................................            811,021
Custody and related services ......................................             97,021
Shareholder reports and communications ............................             63,844
Registration ......................................................             59,358
Auditing and legal fees ...........................................             31,338
Directors' fees and expenses ......................................             25,561
Miscellaneous .....................................................             23,577
                                                                           -----------
TOTAL EXPENSES ....................................................          6,403,489
                                                                           -----------
NET INVESTMENT LOSS                                                           (335,000)
NET REALIZED AND UNREALIZED GAIN (LOSS)ON INVESTMENTS:
Net realized gain on investments ...............        123,480,939
Net change in unrealized appreciation
  of investments ...............................        (23,701,473)
                                                       ------------
NET GAIN ON INVESTMENTS ...........................................         99,779,466
                                                                           -----------
INCREASE IN NET ASSETS FROM OPERATIONS ............................        $99,444,466
                                                                           ===========

----------
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                       SIX MONTHS ENDED       YEAR ENDED
                                                                                         JUNE 30, 1999     DECEMBER 31, 1998
                                                                                       -----------------   -----------------
OPERATIONS:
Net investment income (loss) ...................................................       $      (335,000)      $    693,864
Net realized gain on investments ...............................................           123,480,939        137,133,994
Net realized loss from foreign currency transactions ...........................                    --         (3,183,176)
Net change in unrealized appreciation of investments ...........................           (23,701,473)       126,289,172
Net change in unrealized depreciation of assets and liabilities
  denominated in foreign currencies ............................................                     --         3,073,583
                                                                                        --------------       ------------
INCREASE IN NET ASSETS FROM OPERATIONS .........................................            99,444,466        264,007,437
                                                                                        --------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A .....................................................................                    --         (1,259,431)
Net realized gain on investments:
   Class A .....................................................................                    --        (85,132,303)
   Class B .....................................................................                    --         (2,101,759)
   Class D .....................................................................                    --         (3,291,473)
                                                                                        --------------       ------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS ......................................                    --        (91,784,966)
                                                                                        --------------       ------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares ..............................................            26,511,805         54,962,873
Investment of dividends ........................................................                 --               937,188
Exchanged from associated Funds ................................................           530,738,753        599,564,894
Shares issued in payment of gain distributions .................................                 --            73,163,459
                                                                                        --------------       ------------
Total ..........................................................................           557,250,558        728,628,414
                                                                                        --------------       ------------
Cost of shares repurchased .....................................................           (42,364,336)       (91,215,429)
Exchanged into associated Funds ................................................          (460,156,102)      (564,538,227)
                                                                                        --------------       ------------
Total ..........................................................................          (502,520,438)      (655,753,656)
                                                                                        --------------       ------------
INCREASE IN NET ASSETS FROM
  CAPITAL SHARE TRANSACTIONS ...................................................            54,730,120         72,874,758
                                                                                        --------------       ------------
INCREASE IN NET ASSETS .........................................................           154,174,586        245,097,229
NET ASSETS:
Beginning of Period ............................................................           997,835,645        752,738,416
                                                                                        --------------       ------------
END OF PERIOD (including accumulated net investment
   loss of $566,942 and $231,942, respectively) ................................        $1,152,010,231       $997,835,645
                                                                                        ==============       ============

---------------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. MULTIPLE CLASSES OF SHARES -- Seligman Growth Fund, Inc. (the "Fund") offers four classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. The Fund began offering Class C shares on May 27, 1999. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The four classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

A. SECURITY VALUATION -- Investments in common stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

B. FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Fund are maintained in US dollars. The market value of investment securities, other assets and liabilities denominated in foreign currencies are translated into US dollars at the daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

     The Fund separates that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Similarly, the Fund separates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

C. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

D. SECURITY TRANSACTIONS AND RELATED INVESTMENT
   INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividend. Interest income is recorded on an accrual basis.

E. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended June 30, 1999, distribution and service fees were the only class-specific expenses.

F. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

NOTES TO FINANCIAL STATEMENTS


3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the six months ended June 30, 1999, amounted to $422,336,544 and $400,859,402, respectively.

   At June 30, 1999, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $352,493,336 and $15,691,944, respectively.

4. CAPITAL SHARE TRANSACTIONS-- The Fund has authorized 500,000,000 shares of $1 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

                                                                SIX MONTHS ENDED                                   YEAR ENDED
                                                                   JUNE 30, 1999                            DECEMBER 31, 1998
                                                 ----------------------------------------------------------------------------

CLASS A                                              SHARES               AMOUNT                  SHARES               AMOUNT
--------------------------------------------------------------------------------           ----------------------------------
Net proceeds from
  sales of shares ..................              1,645,347        $  12,620,540               6,247,606        $  43,436,023
Investment of
  dividends ........................                   --                   --                   135,042              937,188
Exchanged from
  associated Funds .................             44,476,954          342,819,302              62,988,477          438,189,220
Shares issued in
  payment of gain
  distributions ....................                     --                   --               9,931,558           68,030,814
--------------------------------------------------------------------------------           ----------------------------------
Total ..............................             46,122,301          355,439,842              79,302,683          550,593,245
--------------------------------------------------------------------------------           ----------------------------------
Cost of shares
  repurchased ......................             (4,282,757)         (33,006,070)            (12,291,159)         (85,236,803)
Exchanged into
  associated Funds .................            (40,999,338)        (315,460,891)            (61,662,662)        (429,794,412)
--------------------------------------------------------------------------------           ----------------------------------
Total ..............................            (45,282,095)        (348,466,961)            (73,953,821)        (515,031,215)
--------------------------------------------------------------------------------           ----------------------------------
Increase in Shares .................                840,206        $   6,972,881               5,348,862        $  35,562,030
--------------------------------------------------------------------------------           ----------------------------------



                                                                SIX MONTHS ENDED                                   YEAR ENDED
                                                                   JUNE 30, 1999                            DECEMBER 31, 1998
                                                 ----------------------------------------------------------------------------

CLASS B                                              SHARES               AMOUNT                  SHARES               AMOUNT
--------------------------------------------------------------------------------           ----------------------------------
Net proceeds from
  sales of shares ..................              1,304,490        $   9,038,126              1,189,920         $   7,641,423
Exchanged from
  associated Funds .................              5,367,638           37,178,341              2,657,809            16,973,170
Shares issued in
  payment of gain
  distributions ....................                     --                   --                315,870             1,958,406
--------------------------------------------------------------------------------           ----------------------------------
Total ..............................              6,672,128           46,216,467              4,163,599            26,572,999
--------------------------------------------------------------------------------           ----------------------------------
Cost of shares
  repurchased ......................               (509,953)          (3,565,787)              (220,048)           (1,386,808)
Exchanged into
  associated Funds .................             (1,959,622)         (13,233,102)              (712,218)           (4,510,173)
--------------------------------------------------------------------------------           ----------------------------------
Total ..............................             (2,469,575)         (16,798,889)              (932,266)           (5,896,981)
--------------------------------------------------------------------------------           ----------------------------------
Increase in Shares .................              4,202,553          $29,417,578              3,231,333           $20,676,018
--------------------------------------------------------------------------------           ----------------------------------


                                                                    MAY 27, 1999*
                                                                TO JUNE 30, 1999
--------------------------------------------------------------------------------

CLASS C                                              SHARES               AMOUNT
--------------------------------------------------------------------------------
Net proceeds from
  sales of shares ..................                112,887             $809,257
--------------------------------------------------------------------------------
Increase in Shares .................                112,887             $809,257
--------------------------------------------------------------------------------

* Commencement of offering of shares.



                                                                SIX MONTHS ENDED                                   YEAR ENDED
                                                                   JUNE 30, 1999                            DECEMBER 31, 1998
                                                 ----------------------------------------------------------------------------

CLASS B                                              SHARES               AMOUNT                  SHARES               AMOUNT
--------------------------------------------------------------------------------           ----------------------------------
Net proceeds from
  sales of shares ...................               582,013          $ 4,043,882                 609,777          $ 3,885,427
Exchanged from
  associated Funds ..................            21,673,356          150,741,110              22,625,884          144,402,504
Shares issued in
  payment of gain
  distributions .....................                    --                   --                 511,974            3,174,239
--------------------------------------------------------------------------------           ----------------------------------
Total ...............................            22,255,369          154,784,992              23,747,635          151,462,170
--------------------------------------------------------------------------------           ----------------------------------
Cost of shares
  repurchased .......................              (832,108)          (5,792,479)               (729,441)          (4,591,818)
Exchanged into
  associated Funds ..................           (18,871,021)        (131,462,109)            (20,427,040)        (130,233,642)
--------------------------------------------------------------------------------           ----------------------------------
Total ...............................           (19,703,129)        (137,254,588)            (21,156,481)        (134,825,460)
--------------------------------------------------------------------------------           ----------------------------------
Increase in Shares ..................             2,552,240         $ 17,530,404               2,591,154         $ 16,636,710
--------------------------------------------------------------------------------           ----------------------------------

5. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides for the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.70% per annum of the first $1 billion of the Fund's average daily net assets, 0.65% per annum of the next $1 billion of the Fund's average daily net assets and 0.60% per annum of the Fund's average daily net assets in excess of $2 billion. The management fee reflected in the Statement of Operations represents 0.70% per annum of the Fund's average daily net assets.

   Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $31,886 from sales of Class A shares. Commissions of $241,927 and $7,573 were paid to dealers from the sales of Class A and Class C shares, respectively.

   The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with

NOTES TO FINANCIAL STATEMENTS


the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended June 30, 1999, fees incurred under the Plan aggregated $1,156,688 or 0.24% per annum of the average daily net assets of Class A shares.

   Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

   With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

   For the six months ended June 30, 1999, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $225,413, $127, and $231,852, respectively.

   The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the six months ended June 30, 1999, such charges amounted to $5,762.

   The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class Bshares sold. The aggregate of such payments retained by the Distributor, for the six months ended June 30, 1999, amounted to $13,311.

   Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the six months ended June 30, 1999, Seligman Services, Inc. received commissions of $16,174 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $385,206, pursuant to the Plan.

   Seligman Data Corp., which is owned by the Fund and certain associated investment companies, charged the Fund at cost $788,941 for shareholder account services. The Fund's investment in Seligman Data Corp. is recorded at a cost of $43,170.

   Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

   The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at June 30, 1999, of $224,880 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

6. COMMITTED LINE OF CREDIT -- The Fund is a participant in a joint $750 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.08% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires one year from the date of the agreement but is renewable with the consent of the participating banks. To date, the Fund has not borrowed from the credit facility.

FINANCIAL HIGHLIGHTS
   The tables below are intended to help you understand each Class's financial performance for the past five and one-half years or from its inception if less than five and one-half years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any sales charges and are not annualized for periods of less than one year.

                                                                                         CLASS A
                                                           ---------------------------------------------------------------------
                                                         SIX MONTHS                     YEAR ENDED DECEMBER 31,
                                                           ENDED       ---------------------------------------------------------
                                                           6/30/99      1998        1997         1996        1995         1994
                                                         ----------    -------     -------      -------     -------      -------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD .................      $7.42       $6.08       $5.85        $5.22       $4.54        $5.26
                                                            -----       -----       -----        -----       -----        -----
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) .........................         --        0.01          --        (0.01)       0.01         0.01
Net realized and unrealized gain (loss) on investments       0.73        2.07        1.06         1.13        1.27        (0.22)
Net realized and unrealized gain (loss) from
  foreign currency transactions ......................         --          --       (0.03)       (0.01)       0.01           --
                                                            -----       -----       -----        -----       -----        -----
TOTAL FROM INVESTMENT OPERATIONS .....................       0.73        2.08        1.03         1.11        1.29        (0.21)
                                                            -----       -----       -----        -----       -----        -----
LESS DISTRIBUTIONS:
Dividends from net investment income .................         --       (0.01)         --           --       (0.01)       (0.01)
Distributions from net realized capital gain .........         --       (0.73)      (0.80)       (0.48)      (0.60)       (0.50)
                                                            -----       -----       -----        -----       -----        -----
TOTAL DISTRIBUTIONS ..................................         --       (0.74)      (0.80)       (0.48)      (0.61)       (0.51)
                                                            -----       -----       -----        -----       -----        -----
NET ASSET VALUE, END OF PERIOD .......................      $8.15       $7.42       $6.08        $5.85       $5.22        $4.54
                                                            =====       =====       =====        =====       =====        =====

TOTAL RETURN: ........................................       9.84%      35.24%      18.11%       21.14%      28.47%      (3.84)%
RATIOS/SUPPLEMENTAL DATA:
NET ASSETS, END OF PERIOD (000s omitted) .............  $1,032,513    $934,654    $732,754     $675,086    $597,510     $513,328
Ratio of expenses to average net assets ..............       1.15%+      1.14%       1.16%        1.20%       0.94%        0.90%
Ratio of net income (loss) to average net assets .....         --%       0.11%     (0.02)%      (0.12)%       0.17%        0.14%
Portfolio turnover rate ..............................      40.44%      77.85%      54.15%       26.05%     102.30%       93.59%


-----------------------
See footnotes on page 16.

FINANCIAL HIGHLIGHTS

                                                                                CLASS B
                                                        --------------------------------------------------------       CLASS C
                                                                                 YEAR ENDED                           ---------
                                                          SIX MONTHS             DECEMBER 31,          4/22/96*       5/27/99*
                                                            ENDED            -------------------         TO              TO
                                                           6/30/99            1998          1997       12/31/96        6/30/99
                                                           -------            ----          ----       --------        -------

PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ...........            $6.72            $5.60          $5.49        $5.35          $6.75
                                                            -----            -----          -----        -----          -----
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ...................            (0.03)           (0.04)         (0.05)       (0.03)         (0.01)
Net realized and unrealized gain on investments              0.66             1.89           0.99         0.65           0.61
Net realized and unrealized gain (loss) from
foreign currency transactions ..................               --               --          (0.03)          --             --
                                                            -----            -----          -----        -----          -----
TOTAL FROM INVESTMENT OPERATIONS ...............             0.63             1.85           0.91         0.62           0.60
                                                            -----            -----          -----        -----          -----
LESS DISTRIBUTIONS:
Dividends from net investment income ...........               --               --             --           --             --
Distributions from net realized capital gain ...               --            (0.73)         (0.80)       (0.48)            --
                                                            -----            -----          -----        -----          -----
TOTAL DISTRIBUTIONS ............................               --            (0.73)         (0.80)       (0.48)            --
                                                            -----            -----          -----        -----          -----
NET ASSET VALUE, END OF PERIOD .................            $7.35            $6.72          $5.60        $5.49          $7.35
                                                            =====            =====          =====        =====          =====

TOTAL RETURN: ..................................             9.38%           34.13%         17.10%       11.45%          8.89%
RATIOS/SUPPLEMENTAL DATA:
NET ASSETS, END OF PERIOD (000s omitted) .......           $60,182          $26,791         $4,219         $880           $830
Ratio of expenses to average net assets ........             1.91%+           1.90%          1.93%        1.99%+         2.08%+
Ratio of net income (loss) to average net assets            (0.76)%+         (0.65)%        (0.79)%      (0.83)%+       (0.78)%+
Portfolio turnover rate ........................            40.44%           77.85%         54.15%       26.05%++       40.44%+++




                                                                                    CLASS D
                                             -------------------------------------------------------------------------------------
                                               SIX MONTHS                         YEAR ENDED DECEMBER 31,
                                                 ENDED          ------------------------------------------------------------------
                                                6/30/99          1998           1997          1996           1995          1994
                                                -------          ----           ----          ----           ----          ----
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ...         $6.73           $5.60          $5.49          $4.96         $4.38         $5.23
                                                 -----           -----          -----          -----         -----         -----
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ...........         (0.03)          (0.04)         (0.05)         (0.05)        (0.04)        (0.12)
Net realized and unrealized gain
  (loss) on investments ................          0.65            1.90           0.99           1.07          1.21         (0.23)
Net realized and unrealized gain
  (loss) from foreign
  currency transactions ................            --              --          (0.03)         (0.01)         0.01            --
                                                 -----           -----          -----          -----         -----         -----
TOTAL FROM INVESTMENT OPERATIONS .......          0.62            1.86           0.91           1.01          1.18         (0.35)
                                                 -----           -----          -----          -----         -----         -----
LESS DISTRIBUTIONS:
Dividends from net investment income ...            --              --             --             --            --            --
Distributions from net
  realized capital gain ................            --           (0.73)         (0.80)         (0.48)        (0.60)        (0.50)
                                                 -----           -----          -----          -----         -----         -----
TOTAL DISTRIBUTIONS ....................            --           (0.73)         (0.80)         (0.48)        (0.60)        (0.50)
                                                 -----           -----          -----          -----         -----         -----
NET ASSET VALUE, END OF PERIOD .........         $7.35           $6.73          $5.60          $5.49         $4.96         $4.38
                                                 -----           -----          -----          -----         -----         -----

TOTAL RETURN: ..........................          9.21%          34.33%         17.10%         20.21%        27.01%        (6.56)%
RATIOS/SUPPLEMENTAL DATA:
NET ASSETS, END OF PERIOD (000s omitted)        $58,485         $36,391        $15,765        $11,493        $6,412        $1,742
Ratio of expenses to average net assets           1.91%+          1.90%          1.93%          1.97%         1.91%         2.93%
Ratio of net income (loss)
  to average net assets ................         (0.76)%+        (0.65)%        (0.79)%        (0.88)%       (0.83)%       (2.34)%
Portfolio turnover rate ................         40.44%          77.85%         54.15%         26.05%       102.30%        93.59%




----------
  * Commencement of offering of shares.
  + Annualized.
 ++ For the year ended December 31, 1996.
+++ For the six months ended June 30, 1999.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN GROWTH FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Growth Fund, Inc. as of June 30, 1999, the related statements of operations for the six months then ended and of changes in net assets for the six months then ended and for the year ended December 31, 1998, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Growth Fund, Inc. as of June 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
New York, New York
August 6, 1999

BOARD OF DIRECTORS


JOHN R. GALVIN 2, 4
DEAN, Fletcher School of Law and Diplomacy
   at Tufts University
DIRECTOR, Raytheon Company

ALICE S. ILCHMAN 3, 4
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 2, 4
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center
DIRECTOR, Conoco Inc.

JOHN E. MEROW 2, 4
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm
DIRECTOR, Commonwealth Industries, Inc.
DIRECTOR, New York Presbyterian Hospital

BETSY S. MICHEL 2, 4
TRUSTEE, The Geraldine R. Dodge Foundation

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD,
   J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3, 4
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

JAMES Q. RIORDAN 3, 4
DIRECTOR, KeySpan Energy Corporation
TRUSTEE, Committee for Economic Development
DIRECTOR, Public Broadcasting Service

RICHARD R. SCHMALTZ 1
MANAGING DIRECTOR, DIRECTOR OF INVESTMENTS,
   J. & W. Seligman & Co. Incorporated
TRUSTEE EMERITUS, Colby College

ROBERT L. SHAFER 3, 4
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON 2, 4
DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, CommScope, Inc.
DIRECTOR, C-SPAN

BRIAN T. ZINO 1
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
DIRECTOR, ICI Mutual Insurance Company
MEMBER OF THE BOARD OF GOVERNORS,
   Investment Company Institute

DIRECTOR EMERITUS
FRED E. BROWN
DIRECTOR AND CONSULTANT,
   J.& W. Seligman & Co. Incorporated

----------------
Member:   1 Executive Committee
          2 Audit Committee
          3 Director Nominating Committee
          4 Board Operations Committee

EXECUTIVE OFFICERS


WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT


MARION S. SCHULTHEIS
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT


THOMAS G. ROSE
TREASURER

FRANK J. NASTA
SECRETARY

FOR MORE INFORMATION


MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP


GENERAL DISTRIBUTOR
Seligman Advisors, Inc.
100 Park Avenue
New York, NY 10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017


IMPORTANT TELEPHONE NUMBERS
(800) 221-2450    Shareholder Services
(800) 445-1777    Retirement Plan Services
(212) 682-7600    Outside the United States
(800) 622-4597    24-Hour Automated Telephone Access Service

GLOSSARY OF FINANCIAL TERMS


CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.




----------
Adapted from the Investment Company Institute's 1999 MUTUAL FUND FACT BOOK.

 THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO
   HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF CAPITAL STOCK OF SELIGMAN GROWTH FUND, INC., WHICH CONTAINS INFORMATION ABOUT THE SALES CHARGES,
                        MANAGEMENT FEE, AND OTHER COSTS.
    PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY.


                            SELIGMAN ADVISORS, INC.
                                AN AFFILIATE OF
                                     [LOGO]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                       100 PARK AVENUE, NEW YORK, NY 10017



EQGR3  6/99                                            Printed on Recycled Paper